SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 10, 2002
                                                          --------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
                ------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


       Delaware                        0-28815                   06-1241321
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(State or other Jurisdiction    (Commission File Number)    (IRS Employer
 of Incorporation)                                           Identification No.)



13 North Street, Litchfield, Connecticut                           06759
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:   (860) 567-8752
                                                      --------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report

Form 8-K, Current Report
First Litchfield Financial Corporation


Item 5.      Other Matters.

On April 10, 2002, the First Litchfield Financial Corporation (the "Company") issued a press release regarding the planned retirement of Jerome J. Whalen, President and Chief Executive Officer of the Company and its subsidiary, The First National Bank of Litchfield.


           Exhibit Index                                          Page

           99.    Press Release dated April 10, 2002                3


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


    Dated: April 10, 2002         FIRST LITCHFIELD FINANCIAL CORPORATION



                                  By    /s/ Jerome J. Whalen
                                        -------------------------------------
                                        Jerome J. Whalen
                                        President and Chief Executive Officer